UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Senior Secured Notes Offering

On November 4, 2015, Sabre Corporation (“Sabre,” the “Company,” “we,” “us,” or “our”) issued a press release announcing the commencement of a proposed offering by its wholly-owned subsidiary Sabre GLBL Inc. (“Sabre GLBL”) of $500 million aggregate principal amount of senior secured notes due 2023 (the “Notes”). The Notes and the related note guarantees will be offered in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in accordance with Regulation S under the Securities Act. The precise timing, size and terms of the offering are subject to market conditions and other factors.

The Notes and the related note guarantees have not been registered under the Securities Act or any state securities laws. The Notes may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

We expect to use the net proceeds from the sale of the Notes to redeem $235 million aggregate principal amount of the $400 million 8.35% senior unsecured notes due 2016 issued by Sabre Holdings Corporation, a subsidiary of Sabre and parent of Sabre GLBL, and to pay accrued interest, premiums, fees and expenses related thereto. The excess net proceeds will be available for general corporate purposes, including potential acquisitions and certain potential repurchases of shares of Sabre’s common stock. The foregoing does not constitute a notice of redemption for or an obligation to issue a notice of redemption for our outstanding notes.

A copy of the press release announcing the offering of the Notes is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

A confidential offering circular is being furnished to prospective investors in connection with Sabre GLBL’s private offering of the Notes. Certain disclosures that are included in the confidential offering circular are attached as Exhibit 99.2 to this Form 8-K and incorporated by reference herein. Certain of this information has not previously been made publicly available by the registrant. This Form 8-K also updates certain information previously reported by the Company.

Forward-Looking Statements

Any statements herein regarding Sabre that are not historical or current facts are forward-looking statements. Such forward-looking statements convey Sabre’s current expectations or forecasts of future events. Forward-looking statements regarding Sabre involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forwardlooking statements. Certain of these risks and uncertainties are described in the “Risk Factors” and “Forward-Looking Statements” sections of Sabre’s Annual Report on Form 10-K, quarterly report on Form 10-Q for the period ended September 30, 2015 and any of Sabre’s other applicable filings with the Securities and Exchange Commission. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Sabre Corporation on November 4, 2015.

99.2	Disclosures Regarding Sabre Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: November 4, 2015	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Sabre Corporation on November 4, 2015.

99.2	Disclosures Regarding Sabre Corporation.